EXHIBIT 10.18

                           CONSENT AND AMENDMENT NO. 3

November 28, 2000


Aviation Sales Company
and Subsidiaries
3701 Flamingo Road
Miramar, Florida  33027
Attn:  Chief Financial Officer

         Re: Fourth Amended and Restated Credit Agreement dated as of May 31, 2000, as amended (the "Credit Agreement")

Gentlemen:

         Reference is made to the Credit Agreement and all capitalized terms used herein which are defined in the Credit Agreement shall have the meanings herein as therein assigned.

         You have informed the Lenders under the Credit Agreement and Citicorp USA, Inc., in its capacity as Agent under the Credit Agreement and as holder of the Supplemental Term Loan Note, of the desire of Aviation Sales Company ("AVS") and its wholly-owned Subsidiary, Aviation Sales Distribution Services Company ("Distribution") to sell substantially all of Distribution's assets in a series of transactions which are intended to constitute a single transaction and, in connection with which:

                                  Joint Venture

         (i) AVS and Kellstrom Industries, Inc. ("Kellstrom") will organize a Delaware limited liability company to be known as KAV Inventory, LLC ("KAV") and each will make an initial contribution in the amount of $500 to the capital of KAV (such Investment by AVS being referred to as the "AVS/KAV Joint Venture Capital Investment") in return for a 50% equity interest therein as more particularly described in that certain Operating Agreement dated as of September 20, 2000, a copy of which is attached hereto as Exhibit A and made a part hereof (the "Operating Agreement"),

         (ii) AVS and Kellstrom will agree to make, on a pari passu basis, certain loans to KAV to pay certain fees and expenses of KAV, as more particularly described in the Operating Agreement (such loans from AVS being collectively referred to as the "AVS/KAV Joint Venture Loans"), and

         (iii) a Letter of Credit will be required to be issued under the Credit Agreement in the face amount of $8,500,000 naming the agent for lenders to KAV as beneficiary (the "KAV Letter of Credit") as part of the credit support required for KAV to be able to obtain certain financing to facilitate its acquisition of certain of the assets of Distribution as more particularly described below.


AVS Consent and Amendment

                               Asset Dispositions

         (i) Caribe Aviation, Inc. ("Caribe") will transfer title to the Inventory identified on Schedule 6.14(a) to the "Inventory Purchase Agreement" (as defined below), included as part of Exhibit B attached hereto and made a part hereof, to Distribution and Aerocell Structures, Inc. ("Aerocell") will transfer title to the Inventory identified on Schedule 6.14(b) to the Inventory Purchase Agreement included as part of Exhibit B to Distribution, in each instance to enable Distribution to include the same as part of the Inventory described in clause (ii) below which is to be sold to KAV under the Inventory Purchase Agreement (such transfers of Inventory by Caribe and Aerocell to Distribution being collectively referred to as the "Caribe/Aerocell Inventory Transfers") and Aviation Sales Leasing Company ("Leasing") will transfer title to the aircraft engines identified on Exhibit B to Distribution to enable Distribution to include the same as part of the Inventory described in clause
(ii) below which is to be sold to KAV under the Inventory Purchase Agreement (such transfer of engines by Leasing to Distribution being referred to as the "Leasing Engine Transfer"),

         (ii) Distribution will sell to KAV pursuant to the terms of that certain Inventory Purchase Agreement dated as of September 20, 2000, as amended by a letter agreements dated November 14, 2000, November 17, 2000 and November 28, 2000 (the "Inventory Purchase Agreement") Distribution's inventory, including, without limitation, the inventory of aircraft engines, aircraft parts and aircraft engine parts set forth on Schedule 2.1(a) to the Inventory Purchase Agreement included as part of Exhibit C wherever located and in existence on the "Closing Date" (as defined in the Inventory Purchase Agreement) and all data, records and other documentation in any media or medium relating to such inventory, as more particularly described in the Inventory Purchase Agreement for a purchase price equal to 89% of the "Adjusted Book Value" of the "Purchased Inventory", as more particularly described below,

         (iii) AVS will grant to KAV, pursuant to the terms of that certain License Agreement to be executed and delivered on the "Closing Date" (as defined in the Kellstrom Purchase Agreement) (the "License Agreement"), a limited right to use the mark "Aviation Sales" for a limited time and in a limited manner following such Closing Date,

         (iv) Distribution will (a) sell to Kellstrom, pursuant to the terms of that certain Asset Purchase Agreement dated as of September 20, 2000, as amended by a letter agreements dated November 14, 2000, November 17, 2000 and November 28, 2000 (the "Kellstrom Purchase Agreement") all of Distribution's business, operations, properties and assets of every kind and description, tangible or intangible (including, without limitation, the KAV Senior Subordinated Note A referenced under Purchase Price and Payment Terms below), wherever located on the "Closing Date" (as defined in the Kellstrom Purchase Agreement) other than
(1) those assets described on Exhibit D attached hereto and made a part hereof,
(2) the inventory being sold to KAV under the Inventory Purchase Agreement, and
(3) the equipment described on Exhibit E attached hereto and made a part hereof which is the subject of the equipment lease described in clause (b) below (the assets described in (1), (2) and (3) being referred to as the "Kellstrom Sale Excluded Assets") for a purchase price equal to the book value of such assets on such Closing Date as more particularly described below, (b) lease to Kellstrom, pursuant to the terms of that certain Equipment Lease Agreement and a certain letter agreement to be dated the "Closing Date" (such Equipment Lease Agreement and letter agreement being collectively


AVS Consent and Amendment                                                     2
referred to as the "Equipment Lease"), all of Distribution's equipment and (c) lease to Kellstrom, pursuant to the terms of a certain Lease and a certain letter agreement to be dated the "Closing Date" (such Lease and letter agreement being collectively referred to as the "Kellstrom Real Property Lease"), certain parcels of real property located in Pearland, Brazoria County, Texas, including the land and all buildings, structures and other improvements situated thereon and property and interests in property attendant thereto, as more particularly described and defined as the "Leased Premises" in Section 1 of the Kellstrom Real Property Lease (the Equipment Lease and Kellstrom Real Property Lease being collectively referred to as the "Kellstrom Fixed Assets Leases"), and

         (v) AVS will sublease a portion of the real property located at Miramar, Florida and the improvements thereon which are the subject of the TROL Lease, as more particularly described as the "Leased Premises" in that certain Lease between AVS, as landlord, and Kellstrom, as tenant, to be dated the "Closing Date" (the "Miramar Sublease") to Kellstrom for an initial term of approximately five (5) years and, in connection therewith, inter alia, (a) the rental payments thereunder (or a portion thereof) may be paid directly by Kellstrom to the the holder of the mortgage on such premises and (b) the letter of credit support for the transactions under the TROL Documents will be reduced to $9,000,000.

         The sales of assets provided for under the Kellstrom Purchase Agreement and the Inventory Purchase Agreement are hereinafter collectively referred to as the "Distribution Asset Sales". The leases of assets provided for under the Kellstrom Fixed Asset Lease (including, without limitation, any purchase of the subject leased assets on the terms provided therein) are hereinafter referred to as the "Distribution Asset Lease". The sublease of such "Leased Premises" and the assignment by AVS of the Miramar Sublease to First Security Bank, N.A., as owner trustee, and to Bank of America, N.A., as agent for itself and for the lenders and holders under the TROL Documents, are hereinafter referred to as the "Miramar Transaction". The assets transferred as contemplated by the Caribe/Aerocell Inventory Transfers, the Leasing Engine Transfer, and under the terms of the Kellstrom Purchase Agreement and the Inventory Purchase Agreement are hereinafter referred to collectively as the "Transferred Assets".

                        Purchase Price and Payment Terms

         The Caribe/Aerocell Inventory Transfers and Leasing Engine Transfer will be reflected on the books and records of the respective parties to such transfers and consideration therefor will be entered at book value.

         The purchase price and payment terms thereof for each of the Distribution Asset Sales are as follows:

         (a) The purchase price under the Kellstrom Purchase Agreement is cash and assumption of certain liabilities of Distribution and the cash portion thereof is estimated to be approximately $21,800,000 (subject to adjustment thereafter as provided in Section 2.6 of the Kellstrom Purchase Agreement) and paid by wire transfer of immediately available funds on the Closing Date.


AVS Consent and Amendment                                                     3

         (b) The purchase price under the Inventory Purchase Agreement is the amount equal to 89% of the "Adjusted Book Value" (as defined in the Inventory Purchase Agreement) of the "Purchased Inventory" (as defined in the Inventory Purchase Agreement) as of the Closing Date. Such purchase price is to be estimated two days prior to the Closing Date (subject to adjustment thereafter as provided in Section 2.5 of the Inventory Purchase Agreement) and paid as follows:

          o the maximum amount which may be borrowed by KAV on the Closing Date under its "Senior Credit Facility" to purchase the Purchased Inventory (not to exceed 71% of the estimated purchase price and currently estimated to be approximately $103,600,000) (the "Cash Purchase Price") will be paid by wire transfer of immediately available funds on the Closing Date;

          o two promissory notes (collectively, the "KAV Senior Subordinated Notes") each in an original principal amount equal to the lesser of (1) 28.5% of the difference between the Adjusted Book Value of the Purchased Inventory and the amount of the Cash Purchase Price (currently estimated to be approximately $13,700,000) and (2) $13,700,000 will be issued by KAV to Distribution, one of which (the "KAV Senior Subordinated Note A") will be included in the assets of Distribution sold to Kellstrom under the Kellstrom Purchase Agreement as noted above;

          o a promissory note (the "KAV Subordinated Note") in an original principal amount (currently estimated to be $15,000,000) equal to the difference between (1) the "Estimated Purchase Price" (determined as and when referenced above) and (2) the sum of the Cash Purchase Price and the aggregate original principal amount of the KAV Senior Subordinated Notes will be issued by KAV to Distribution and be subject to possible increase in principal amount as and when provided in Section 2.5(e) of the Inventory Purchase Agreement;

          o if required post-closing by the terms of the Inventory Purchase Agreement, promissory notes (the "KAV Senior Subordinated Adjustment Notes") in an amount to be determined in accordance with Section 2.5(e) of the Inventory Purchase Agreement will be issued by KAV to Distribution and Kellstrom.

The KAV Senior Subordinated Notes will be senior to the KAV Subordinated Note and junior to the Senior Credit Facility and the KAV Senior Subordinated Adjustment Notes. The KAV Subordinated Note will be junior to the KAV Senior Subordinated Notes, the Senior Credit Facility and the KAV Senior Subordinated Adjustment Notes. The KAV Senior Subordinated Adjustment Note will be senior to the KAV Senior Subordinated Notes and junior to the Senior Credit Facility.

         The financial terms of the Kellstrom Fixed Assets Lease are as follows:

          o The term of the Equipment Lease is 12 months from and after its effective date, with month-to-month extensions thereafter until the Equipment is


AVS Consent and Amendment                                                     4
               returned to Distribution as and when provided in the Equipment Lease or purchased by Kellstrom as provided in the Equipment Lease.

          o The monthly rental under the Equipment Lease for the initial term is one percent (1%) per annum of the net book value of the subject Equipment, which is $92,577.16.

          o The Equipment Lease provides for (i) Distribution to be able to obligate Kellstrom to purchase the subject Equipment for a purchase price equal to the net book value of the Equipment on termination of the Equipment Lease or during a 60 day period thereafter and (ii) Kellstrom to be able to obligate Distribution to sell all or any part of the subject Equipment for a purchase price equal to the net book value of the applicable Equipment at any time during the 12 months from and after the Equipment Lease becomes effective.

          o The term of the Kellstrom Real Property Lease is 12 months from and after its effective date, subject to extension for a period of up to six (6) months under certain circumstances.

          o The monthly rental under the Kellstrom Real Property Lease is to be finally determined on the "Closing Date" and is estimated to be approximately $16,617.32 for the initial 12-month term.

          o The Kellstrom Real Property Lease provides for (i) Distribution to be able to obligate Kellstrom to purchase the subject Leased Premises during a 60 day period after termination of the Kellstrom Real Property Lease for a purchase price equal to the net book value of such Leased Premises as of the commencement of the lease term and (ii) Kellstrom be able to obligate Distribution to sell the subject Leased Premises at any time during the lease term for a purchase price equal to the net book value of such Leased Premises as of the commencement of the lease term.

          In connection with the Miramar Transaction:

          o Kellstrom will sublease the subject real property and improvements for a monthly "Minimum Rental" amount as described on Schedule B to the Miramar Sublease, a copy of which Schedule B is attached hereto as Exhibit F;

          o AVS will assign the above-referenced Lease to First Security Bank, N.A., as owner trustee, and to Bank of America, N.A., as agent for itself and for the lenders and holders under the TROL Documents; and

          o the Agent will be required to acknowledge that the rights of AVS as lessor under such Lease and payments due to the lessor thereunder do not constitute Collateral for the Obligations and Supplemental Term Loan Note.


AVS Consent and Amendment                                                     5

                          Consent and Amendment Request

         AVS and its Subsidiaries which are Borrowers and Guarantors under the Credit Agreement have requested that Citicorp USA, Inc., as holder of the Supplemental Term Loan Note, and the Lenders consent to:

         (i) the AVS/KAV Joint Venture Investment, the AVS/KAV Joint Venture Loans and the Investments resulting under promissory notes evidencing the purchase price with respect to the Distribution Asset Sales;

         (ii) the Caribe/Aerocell Inventory Transfers, the Leasing Engine Transfer, the Distribution Asset Sales, the Distribution Asset Lease, the Miramar Transaction (including, without limitation, those terms of the Miramar Transaction referenced under Purchase Price and Payment Terms above), and the transaction described in the License Agreement on the terms and conditions set forth herein and in the Kellstrom Purchase Agreement, the Kellstrom Fixed Asset Lease, the Inventory Purchase Agreement, the License Agreement, the Miramar Documents, respectively;

         (iii) application of the Net Cash Proceeds of Sale received by Distribution with respect to the Distribution Asset Sales as follows:

          1. that portion thereof which is equal to the amount of Availability under the Borrowing Base attributable to the subject assets included in the Distribution Asset Sales to be applied to payment of the Revolving Loans as a mandatory prepayment thereof;

          2. $4,900,000 thereof to payment of the Revolving Loans as a mandatory prepayment thereof and reduction thereby of the Overadvance Amount to $5,000,000; and

          3. 100% of the amount of such Net Cash Proceeds of Sale remaining after the applications described in items 1 and 2 above to payment of the Revolving Loans as a mandatory prepayment thereof and concurrent permanent reduction of the Revolving Credit Commitments to $88,000,000,

         (iv) a reduction in the amount of the Interest Reserve required to be reflected in determination of the Borrowing Base, from and after the date on which Net Cash Proceeds of Sale with respect to the Distribution Asset Sales are received by Distribution and applied as set forth in clause (iii) hereinabove, from $2,000,000 to $500,000,

         (v) the issuance of the KAV Letter of Credit under the Credit Agreement and the amendment of Irrevocable Letter of Credit No. NY-20517-30024577 naming Bank of America, N.A., d/b/a NationsBank, N.A., successor to NationsBank, National Association, as Administrative Agent, as beneficiary (the "TROL L/C") to reduce the face amount thereof from $12,000,000 to $9,000,000 in connection with the Miramar Transaction;


AVS Consent and Amendment                                                     6

         (vi) dividends being paid in cash to AVS by the Borrowers in such amounts as are required to effect the AVS/KAV Joint Venture Investment and the AVS/KAV Joint Venture Loans; and

         (vii) the transfer of Pratt & Whitney engine, model JT8D-15, serial number 695342 by Distribution to Timco Engine Center, Inc.

         AVS and its Subsidiaries which are Borrowers and Guarantors under the Credit Agreement have requested that; provided that the Distribution Asset Sales, Miramar Transaction and Kellstrom Fixed Assets Lease are consummated as and when described herein, the Credit Agreement be amended to:

         (1) delete the provisions of Section 2.04 in their entirety and substitute the following therefor:

         2.04. Reduction of Overadvance Amount. The Overadvance Amount shall be reduced (either in cash or by adjustment of the Borrowing Base) in installments on the dates and by the amounts set forth below which reductions shall be applied proportionately to each Lender's Pro Rata Share of the Overadvance Amount in accordance with its Pro Rata Share of such installment:

         Reduction Date            Reduction Amount
         --------------            ----------------

         June 30, 2000             $ 7,500,000
         September 30, 2000        $27,600,000
         November 30, 2000         $ 9,900,000

         Notwithstanding the foregoing:

         (a) in the event Net Cash Proceeds of Sale are received in connection with the sales of the "Transferred Assets" to Kellstrom Industries, Inc. and KAV Inventory, LLC as and when described in that certain Consent and Amendment dated November 28, 2000, the Overadvance Amount shall be required to be reduced by $4,900,000 on the date of Distribution's receipt of such Net Cash Proceeds of Sale as provided in such Consent and Amendment and the remaining balance thereof, $5,000,000, shall be reduced (either in cash or by adjustment of the Borrowing Base) in twenty (20) equal weekly installments of $250,000 each during the period commencing on December 7, 2000 and continuing on each Thursday thereafter to and including April 19, 2001, which reductions shall be applied proportionately to each Lender's Pro Rata Share of the Overadvance Amount in accordance with its Pro Rata Share of such installment;

         (b) in the event Net Cash Proceeds of Sale are received in connection with the sale of Bearings, the Overadvance Amount shall be required to be reduced on the Bearings Sale Date by $3,000,000, which reduction shall be applied to the then remaining installments applicable under this Section 2.04 in the inverse order of maturity; and


AVS Consent and Amendment                                                     7

         (c) the Overadvance Amount shall be required to be reduced on the date of any Borrower's or Guarantor's receipt of any tax refund by the amount of such tax refund, which reduction shall be applied to the then remaining installments applicable under this Section 2.04 in the inverse order of maturity.

         (2) delete the amount "$30,000,000" in Section 3.01(a)(ii) and substitute therefor the amount "$31,000,000" and

         (3) conform the provisions of Section 4.01(b)(vi)(C)(2) to the provisions of Section 2.04, as amended.

                   Consent, Amendment and Conditions Precedent

         Citicorp USA, Inc., as holder of the Supplemental Term Loan Note, and the Lenders signatory hereto (representing at least the Super-Majority Lenders) hereby grant their consent to:

         (A) the AVS/KAV Joint Venture Investment, the AVS/KAV Joint Venture Loans, and the Investments resulting under promissory notes evidencing the purchase price with respect to the Distribution Asset Sales;

         (B) the Caribe/Aerocell Asset Transfers, Leasing Engine Transfer, Distribution Asset Sales, the Distribution Asset Lease, the Miramar Transaction (including, without limitation, those terms of the Miramar Transaction referenced under Purchase Price and Payment Terms above), and the transaction described in the License Agreement on the terms and conditions described or referenced herein, authorize and direct the Agent to execute and deliver a Release Letter in the form attached hereto as Exhibit G and made a part hereof and the other documents referenced therein to release the Liens granted to the Agent for the benefit of the Holders against the Transferred Assets upon the conditions referenced hereinbelow being satisfied in full, and acknowledge that the Holders shall not have the benefit of any Lien against the Miramar Sublease;

         (C) the applications of Net Cash Proceeds of Sale received with respect to the Distribution Asset Sales and reduction of the Revolving Credit Commitments as set forth in clause (iii) under Consent Request above;

         (D) the reduction in the amount of the Interest Reserve required to be reflected in determination of the Borrowing Base, from and after the date on which Net Cash Proceeds of Sale with respect to the Distribution Asset Sales are received by Distribution and applied as set forth in clause (iii) under Consent Request above, from $2,000,000 to $500,000;

         (E) the issuance of the KAV Letter of Credit under the Credit Agreement and the amendment of the TROL L/C to reduce the face amount thereof from $12,000,000 to $9,000,000 in in connection with the Miramar Transaction;


AVS Consent and Amendment                                                     8

         (F) dividends being paid in cash to AVS by the Borrowers in such amounts as are required to effect the AVS/KAV Joint Venture Investment and the AVS/KAV Joint Venture Loans; and

         (G) the transfer of Pratt & Whitney engine, model JT8D-15, serial number 695342 by Distribution to Timco Engine Center, Inc.; provided that such transfer shall be subject to the Lien against such engine granted by Distribution for the benefit of the Holders, which Lien shall continue in effect.

provided that :

         (1) the Transferred Assets not include any cash proceeds (including checks remitted to any of the Borrowers or Guarantors and/or deposited in depository accounts maintained by any of the Borrowers or Guarantors) of Collateral and all proceeds of Inventory of Distribution, Caribe and Aerocell sold prior to the date on which the Distribution Asset Sales are consummated are deposited as and when required by the terms of the Credit Agreement;

         (2) Net Cash Proceeds of Sale in an amount of not less than $120,400,000 payable with respect to sales of the Transferred Assets are remitted on the Closing Date directly by the respective purchasers thereof to the Agent for application on the outstanding Revolving Loans as set forth in clause (iii) under Consent and Amendment No. 3 Request above;

         (3) all Net Cash Proceeds of Sale payable after the Closing Date with respect to the Distribution Asset Lease are remitted, on the date paid, to the Agent for application against the reduction of the Overadvance Amount in the inverse order of maturity and then on the outstanding balance of the Revolving Loans without reduction of the Revolving Credit Commitments;

         (4) proceeds of the sales of the Transferred Assets constituting evidences of Indebtedness and Securities (other than the KAV Senior Subordinated Note A delivered to Kellstrom as part of the Transferred Assets described in the Kellstrom Purchase Agreement and at clause (c) under Purchase Price and Payment Terms above) are duly pledged and endorsed and delivered to the Agent as part of the Collateral on the "Closing Date" (as defined in the applicable Kellstrom Purchase Agreement or Inventory Purchase Agreement) or, with respect to the KAV Senior Subordinated Adjustment Notes, on the date executed and delivered to Distribution;

         (5) with respect to the consent set forth in clause (F) above, the aggregate amount of such cash dividends does not exceed $500,000;

         (6) Kellstrom and Distribution shall have executed and delivered to the Agent an agreement in the form attached hereto as Exhibit H and made a part hereof with respect to collections of Receivables on behalf of Distribution and lease and purchase price payments made under the Kellstrom Fixed Assets Lease and their deposit to Collection Accounts in accordance with the provisions of
Section 4.04 of the Credit Agreement and the Kellstrom Fixed Assets Lease shall constitute part of the Collateral and Distribution shall execute and deliver to the Agent such agreements with respect thereto as the Agent requires to evidence the same;


AVS Consent and Amendment                                                     9

         (7) fully executed agreements and documents as more particularly described on Exhibit I attached hereto and made a part hereof are delivered to the Agent and no amendment or modification thereof shall have been made since the date of execution thereof except as included on Exhibit I or otherwise consented to by the Agent;

         (8) the Borrowers shall have delivered to the Agent and Lenders a Borrowing Base Certificate as of November 30, 2000, after giving effect to the transactions referenced in and contemplated by this Consent and Amendment No. 3;

         (9) obligees under the TROL Documents shall have consented to the aforesaid transactions and asset transfers on terms satisfactory to the Agent and no other consents, approvals or waivers with respect to the agreements entered into in connection with the above-described transactions and asset transfers, which have not been obtained, shall be required under the terms of the Borrowers' and Guarantors' respective material Contractual Obligations;

         (10) the above-described transfers of the Transferred Assets shall have been consummated on or before November 30, 2000;

         (11) the Borrowers shall have reimbursed the Agent for the expenses identified on Exhibit J attached hereto and made a part hereof; and

         (12) Citicorp USA, Inc., as holder of the Supplemental Term Loan Note, Lenders constituting at least the Super-Majority Lenders, the Issuing Bank, the Borrowers and Guarantors shall have executed and delivered this Consent and Amendment No. 3 to the Agent on or before November 30, 2000.

         The Lenders representing at least the Super-Majority Lenders signatory hereto and the Issuing Bank hereby agree that, (A) effective concurrently with the aforesaid consents becoming effective:

         (I) the provisions of clause (iv) of the definition of "Borrowing Base" is deleted in their entirety and the following substituted therefor:

         (iv) up to fifty percent (50%) of the face amount of earned, but unbilled for periods less than sixty-one (61) days, Receivables of TIMCO (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto) in an amount not to exceed $15,000,000 and arising with respect to sales of Inventory other than ABX Kits and services performed, plus

         (II) the provisions of Section 2.04 of the Credit Agreement are deleted in their entirety and the following substituted therefor:

         2.04. Reduction of Overadvance Amount. The Overadvance Amount shall be reduced (either in cash or by adjustment of the Borrowing Base) in installments on the dates and by the amounts set forth below which reductions shall be applied proportionately to each Lender's Pro Rata Share of the Overadvance Amount in accordance with its Pro Rata Share of such installment:


AVS Consent and Amendment                                                     10

         Reduction Date            Reduction Amount
         --------------            ----------------

         June 30, 2000             $ 7,500,000
         September 30, 2000        $27,600,000
         November 30, 2000         $ 9,900,000

         Notwithstanding the foregoing:

         (a) in the event, Net Cash Proceeds of Sale are received in connection with the sales of assets to Kellstrom Industries, Inc. and KAV Inventory, LLC as and when described in that certain Consent and Amendment No. 3 dated November 28, 2000, the Overadvance Amount shall be required to be reduced by $4,900,000 on the date of Distribution's receipt of such Net Cash Proceeds of Sale as provided in such Consent and Amendment No. 3 and the remaining balance thereof, $5,000,000, shall be reduced (either in cash or by adjustment of the Borrowing
         Base) in twenty (20) equal weekly installments of $250,000 each during the period commencing on December 7, 2000 and continuing on each Thursday thereafter to and including April 19, 2001, which reductions shall be applied proportionately to each Lender's Pro Rata Share of the Overadvance Amount in accordance with its Pro Rata Share of such installment;

         (b) in the event Net Cash Proceeds of Sale are received in connection with the sale of Bearings, the Overadvance Amount shall be required to be reduced on the Bearings Sale Date by $3,000,000, which reduction shall be applied to the then remaining installments applicable under this Section 2.04 in the inverse order of maturity; and

         (c) the Overadvance Amount shall be required to be reduced on the date of any Borrower's or Guarantor's receipt of any tax refund by the amount of such tax refund, which reduction shall be applied to the then remaining installments applicable under this Section 2.04 in the inverse order of maturity.

         (III) Section 3.01(a)(ii) of the Credit Agreement shall be and is hereby amended to delete the amount "$30,000,000" therein and substitute therefor the amount "$31,000,000",

         (IV) Section 4.01(b)(vi)(C)(2) of the Credit Agreement is deleted in its entirety and the following substituted therefor:

         (2) second to the Overadvance Amount as provided in Section 2.04,

and

         (V) Article VIII is amended to add the following as Section 8.15:

         8.15. Tax Refund Notice. Upon receipt by any Borrower or Guarantor of any tax refund, Parent and Distribution shall deliver or cause to be delivered to the Agent and Lenders written notice of such receipt, by which Person the same was


AVS Consent and Amendment                                                     11
         received, and the amount of such tax refund and remit the same for application on the Obligations and in reduction of the Overadvance Amount as provided in Section 4.04 and Section 2.04.

and, (B) effective concurrently with the application of Net Cash Proceeds of Sale received by Distribution with respect to the Distribution Asset Sales on the closing date set forth in the Kellstrom Purchase Agreement and Inventory Purchase Agreement, the Revolving Credit Commitments in effect as of such date shall be reduced to $88,000,000 and the maximum amount of each Lender's Revolving Credit Commitment shall be as set forth on Schedule 1.01.10 attached hereto and made a part hereof, which Schedule shall be substituted, as of such date, for Schedule 1.01.10 attached to the Credit Agreement. Except to the extent hereinabove provided, the Revolving Credit Commitments shall continue to be subject to all terms set forth in the Credit Agreement, including, without limitation, those terms relating to their adjustment and termination.

         Except as consented to as expressly set forth above, (a) the execution and delivery of this Consent and Amendment No. 3 shall in no way affect any right, power or remedy of the (i) Agent, Lenders or Issuing Banks with respect to any Event of Default or Potential Event of Default or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents or (ii) Citicorp USA, Inc., as holder of the Supplemental Term Loan with respect to any Event of Default or Potential Event of Default or constitute a waiver of any provision of the Supplemental Term Loan, and (b) the Credit Agreement, the other Loan Documents, the promissory note evidencing the Supplemental Term Loan, and, in each instance, all other documents, instructions, and agreements executed and/or delivered pursuant thereto and in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         This Consent and Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document. Delivery of an executed counterpart of this Consent and Amendment No. 3 by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         THIS CONSENT AND AMENDMENT NO. 3 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                   Remainder of Page Intentionally Left Blank


AVS Consent and Amendment                                                     12

         IN WITNESS WHEREOF, this Consent and Amendment No. 3 has been duly executed and delivered as of the day and year first written above.

CITICORP USA, INC.                          HELLER FINANCIAL, INC.


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name:
  Title:                                      Title:


NATIONAL CITY COMMERCIAL                    SALOMON BROTHERS HOLDING
FINANCE, INC.                               COMPANY INC.


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name:
  Title:                                      Title:


FIRST UNION COMMERCIAL                      IBJ WHITEHALL BUSINESS CREDIT
CORPORATION                                 CORPORATION


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name:
  Title:                                      Title:


FLEET NATIONAL BANK                         FIRSTAR BANK, N.A.


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name:
  Title:                                      Title:


THE INTERNATIONAL BANK OF                   NATIONAL BANK OF CANADA
MIAMI, N.A.                                 A Canadian Chartered Bank


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name:
  Title:                                      Title:

                                            By
                                              ------------------------------
                                              Name:
                                              Title:


AVS Consent and Amendment                                       Signature Page 1

AMSOUTH BANK                                CITIZENS BUSINESS CREDIT
                                            COMPANY

By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name:
  Title:                                      Title:



PNC BANK NATIONAL ASSOCIATION


By
  ------------------------------
  Name:
  Title:


CITICORP USA, INC., as                      CITIBANK, N.A., as
holder of the Supplemental Term Loan        Issuing Bank

By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name:
  Title:                                      Title:


AVS Consent and Amendment                                       Signature Page 2

The terms and conditions of the aforesaid Consent and Amendment No. 3 are hereby acknowledged and accepted by each of the Borrowers and Guarantors and each Borrower and Guarantor hereby represents and warrants that no consents, approvals or waivers with respect to the agreements entered into in connection with the above-referenced transactions and asset transfers, which have not been obtained, are required under the terms of the Borrowers' and Guarantors' respective material Contractual Obligations. Aviation Sales Distribution Services Company hereby covenants to deliver the KAV Senior Subordinated Adjustment Note and any promissory note evidencing any increase in the KAV Subordinated Note to the Agent as part of the Collateral immediately upon its receipt of same in accordance with the terms of the Inventory Purchase Agreement. The Borrowers and Guarantors hereby acknowledge and covenant that proceeds of Receivables collected by Kellstrom on behalf of Distribution, and the lease payments made under the Kellstrom Fixed Assets Lease, will be deemed proceeds of Collateral and will be deposited in accordance with the provisions of Section 4.04 of the Credit Agreement.

AVIATION SALES DISTRIBUTION                 AEROCELL STRUCTURES, INC.
SERVICES COMPANY


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name
  Title:                                      Title:


AVS/KRATZ-WILDE MACHINE COMPANY             WHITEHALL CORPORATION


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name
  Title:                                      Title:


TRIAD INTERNATIONAL MAINTENANCE             APEX MANUFACTURING, INC.
 CORPORATION

By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name
  Title:                                      Title:


AVS Consent and Amendment                                       Signature Page 3

AIRCRAFT INTERIOR DESIGN, INC.              CARIBE AVIATION, INC.


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name
  Title:                                      Title:


AVIATION SALES COMPANY                      AVIATION SALES LEASING COMPANY


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name
  Title:                                      Title:


TIMCO ENGINE CENTER, INC.                   AVIATION SALES BEARINGS
                                            COMPANY

By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name:
  Title:                                      Title:


AVIATION SALES MANUFACTURING                AVIATION SALES PROPERTY
COMPANY                                     MANAGEMENT CORP.


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name:
  Title:                                      Title:


AVIATION SALES FINANCE COMPANY              AERO HUSHKIT CORPORATION


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name:
  Title:                                      Title:


AVS Consent and Amendment                                       Signature Page 4

TIMCO ENGINEERED SYSTEMS, INC.              HYDROSCIENCE, INC.


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name:
  Title:                                      Title:


AVIATION SALES MAINTENANCE, REPAIR          AVIATION SALES SPS I, INC.
& OVERHAUL COMPANY


By                                          By
  ------------------------------              ------------------------------
  Name:                                       Name:
  Title:                                      Title:


cc: Sidley & Austin
    Akerman, Senterfitt & Eidson, P.A.


AVS Consent and Amendment                                       Signature Page 5